UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2009

ISCO INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-22302	36-3688459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive
Elk Grove Village, IL	60007
(Address of principal executive offices)	(Zip Code)

(847) 391-9400
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

As previously reported to the Securities and Exchange Commission (“SEC”) on a Current Report on Form 8-K, on January 3, 2008, ISCO International, Inc. (the “Company”) obtained financing from Alexander Finance, L.P. (“Alexander”) in the amount of $1,500,000 evidenced by an amended and restated convertible promissory note (the “Note”).   The Note matures on August 1, 2009, bears interest at a rate of 7% per annum and is convertible, together with all accrued and unpaid interest thereon, into shares (the “Conversion Shares”) of the Company’s common stock at an initial conversion price of $0.20 per share.   Also on January 3, 2008, and in connection with the financing arrangement, the Company entered into a Registration Rights Agreement with Alexander, pursuant to which the Company agreed to register for resale at least 7,500,000 shares of its common stock, representing the number of Conversion Shares issuable upon conversion of the principal amount due on the Note at the initial conversion price.

In connection with the January 3, 2008 financing and on the same date, the Company, Alexander, Manchester Securities Corporation (together with Alexander, the “Lenders”), and the Company’s former subsidiaries entered into the Amendment to and Consent and Waiver Under the Loan Documents, pursuant to which the parties (i) amended, consented to and waived certain provisions in the Company’s Third Amended and Restated Loan Agreement dated as of November 10, 2004, and (ii) amended the Company’s Fourth Amended and Restated Security Agreement dated June 22, 2006 and the Company’s Fourth Amended and Restated Guaranties dated as of June 21, 2006.

On January 8, 2009, the Company entered into the following amendments:  (i) the First Amendment to Note with the Lenders (the “Amended Note”); (ii) Amendment Number Two to Consent and Waiver Under Loan Documents with the Lenders (as amended to date, the “Amended Consent and Waiver”); and (iii) the First Amendment to the Registration Rights Agreement with Alexander (the “Amended Registration Rights Agreement,” together with the Amended Note and Amended Consent and Waiver referred to herein as the “Amendments”).  The Amendments modify: (i) the stockholder approval requirement related to the issuance of the Conversion Shares so that stockholder approval is necessary only if the Company is listed on a national securities exchange requiring such approval; (ii) the exchange approval requirement related to the issuance of securities to require the Company to seek approval of the applicable exchange, if any, upon which its common stock is listed only if such exchange requires such approval; and (iii) the date by which the applicable registration statement must be filed with the SEC.  The Amended Registration Rights Agreement requires the Company to file a registration statement related to the Conversion Shares by June 30, 2009 and the registration statement must be declared effective by the SEC by September 30, 2009 (or November 30, 2009, if the registration statement is reviewed by the SEC), or the Company will be obligated to make certain delay payments.   The descriptions of the Amended Note, Amended Consent and Waiver and Amended Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Exhibit

10.1
Amendment Number Two to and Consent and Waiver Under the Loan Documents by and among ISCO International, Inc., Alexander Finance, L.P. and Manchester Securities Corporation dated as of January 8, 2009 and effective as of January 2, 2009.

10.2
First Amendment to Note by and among ISCO International, Inc., Alexander Finance, L.P. and with respect to certain sections, Manchester Securities Corporation, dated as of January 8, 2009 and effective as of January 2, 2009.

10.3	First Amendment to Registration Rights Agreement by and between ISCO International, Inc. and Alexander Finance, L.P. dated as of January 8, 2009 and effective as of January 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISCO INTERNATIONAL, INC.

By:	/s/ Gary Berger
Name: Gary Berger
Title : Chief Financial Officer
Date: January 13, 2009

Exhibit Index

Exhibit No.	Exhibit

10.1
Amendment Number Two to and Consent and Waiver Under the Loan Documents by and among ISCO International, Inc., Alexander Finance, L.P. and Manchester Securities Corporation dated as of January 8, 2009 and effective as of January 2, 2009.

10.2
First Amendment to Note by and among ISCO International, Inc., Alexander Finance, L.P. and with respect to certain sections, Manchester Securities Corporation, dated as of January 8, 2009 and effective as of January 2, 2009.

10.3	First Amendment to Registration Rights Agreement by and between ISCO International, Inc. and Alexander Finance, L.P. dated as of January 8, 2009 and effective as of January 2, 2009.